Rule 424(b)(3)
File No. 333-97301


Exhibit A to Deposit Agreement
No.
______________________________
____
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one-fifth (1/5) of one
deposited Share)
EFFECTIVE JULY 16TH, THE
NOMINAL VALUE WILL BE CHF
8.30
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR REGISTERED SHARES,
NOMINAL VALUE CHF 10 PER
SHARE OF
SYNGENTA AG
(INCORPORATED UNDER THE
LAWS OF SWITZERLAND)
The Bank of New York as
depositary (hereinafter called the
"Depositary"), hereby certifies that
______________________________
______________________________
, or registered assigns IS THE
OWNER OF
______________________________
_______
AMERICAN DEPOSITARY
SHARES
representing deposited registered
Shares including interests created by
a clearing system for the purposes of
electronic transfer (herein called
"Shares") of Syngenta AG,
incorporated under the laws of
Switzerland (herein called the
"Company").  At the date hereof,
each American Depositary Share
represents one-fifth (1/5) of one
Share which are either deposited or
subject to deposit under the deposit
agreement at the Zurich office of
UBS AG (herein called the
"Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of November 13,
2000 (herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of
the Receipts and the rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt for the
purpose of withdrawal of Deposited
Securities represented by the
American Depositary Shares
evidenced thereby, and upon
payment of the fee of the Depositary
provided in this Receipt and all taxes
and governmental charges, if any,
payable in connection with such
surrender and withdrawal, and
subject to the terms and conditions of
the Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) in the case of
Deposited Securities in certificated
form, certificates in the name of the
Owner hereof or as ordered by him
or by the delivery of certificates
properly endorsed or accompanied
by proper instruments of transfer to
such  Owner or as ordered by him
and in the case of Deposited
Securities in book-entry form,
Deposited Securities to the book-
entry account in SEGA designated
by such Owner, and (b) any other
securities, property and cash to
which such Owner is then entitled in
respect of this Receipt to such Owner
or as ordered by him.  Except in the
case of deposited Securities in book-
entry form, such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate Trust
Office of the Depositary, provided
that the forwarding of certificates for
Shares or other Deposited Securities
for such delivery at the Corporate
Trust Office of the Depositary shall
be at the risk and expense of the
Owner hereof.  Notwithstanding any
other provision of the Deposit
Agreement or this Receipt, the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may be suspended only for
(i) temporary delays caused by
closing the transfer books of the
Depositary or the Share Register of
the Company or the deposit of
Shares in connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities or (iv) any
other reason that may at any time be
specified in paragraph I(A)(1) of the
General Instructions to Form F-6
under the Securities Act of 1933, as
from time to time in effect, or any
successor provision thereto.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to
pay any applicable transfer taxes and
the expenses of the Depositary and
upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose.  This
Receipt may be split into other such
Receipts, or may be combined with
other such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt, the delivery of any
distribution thereon or withdrawal of
any Deposited Securities, the
Depositary, the Company, the
Custodian, or Registrar may require
payment from the depositor of the
Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax, charge or fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees of the Depositary as
provided in this Receipt and Section
5.9 of the Deposit Agreement, may
require the production of proof
satisfactory to it as to the identity
and genuineness of any signature and
may also require compliance with
such reasonable regulations as the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt.
The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts or the combination or split-
up of Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
reasonably deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the Deposit
Agreement, the Company's Articles
of Incorporation, or this Receipt, or
for any other reason, subject to
Article (22) hereof.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares, which, if
sold by the holder thereof in the
United States (as defined in
Regulation S under the Securities
Act of 1933) would be subject to the
registration  provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares or such sale would be
exempt from such provisions
pursuant to Section 4(1) thereof
without the application of Rule 144
thereunder.  The Depositary will use
its best efforts to comply with
written instructions from the
Company to not accept for deposit
under the Deposit Agreement any
Shares identified in such instructions
at such times and under such
circumstances as may be reasonably
specified in such instructions in
order to facilitate compliance with
the requirements of law or of any
government or governmental body or
commission, including the securities
laws of the United States.  The
Depositary will comply with written
instructions of the Company that the
Depositary shall not accept for
deposit any Shares identified in such
instructions at such times and under
such circumstances as may
reasonably be specified in such
instructions in order to facilitate the
Company's compliance with the
securities laws in the Unites States.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable by any Custodian, the
Depositary or the Company with
respect to any Receipt or any
Deposited Securities represented
hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor, if any, are
validly issued, fully paid,
nonassessable, and free of any
pre-emptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person delivering Shares
for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or a Custodian
such proof of citizenship or
residence, exchange control
approval, legal or beneficial
ownership of Receipts or Deposited
Securities, or such information
relating to the registration in the
Share Register, to execute such
certificates and to make such
representations and warranties, as the
Depositary may reasonably deem
necessary or proper or as the
Company may require by written
request to the Depositary or a
Custodian. The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made
to the Depositary's satisfaction (and
the Company's, if applicable).  The
Depositary shall provide copies
thereof to the Company upon the
written request by the Company,
unless such disclosure is prohibited
by law.  No Share shall be accepted
for deposit unless accompanied by
evidence reasonably satisfactory to
the Depositary that any necessary
approval has been granted by any
governmental body in Switzerland
which is then performing the
function of the regulation of
currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges shall,
to the extent permitted by applicable
law, be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts
or to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.3 of
the Deposit Agreement), whichever
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement, (3)
such cable, telex and facsimile
transmission and delivery expenses
as are expressly provided in the
Deposit Agreement, (4) such
reasonable and customary expenses
as are incurred by the Depositary in
the conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement, and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to Sections
4.1 through 4.4 thereof to the extent
permitted by the rules of any
securities exchange, including the
New York Stock Exchange, on
which the American Shares may
from time to time be listed for
trading, (7) a fee for, and deduct
such fee from, the distribution of
securities pursuant to Section 4.2 of
the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause (7) treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners.
The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
The Depositary may issue
Receipts against delivery by the
Company (or by any agent of the
Company recording ownership of the
Shares) of rights to receive Shares
from the Company (or from any such
agent).  No such issue of Receipts
will be deemed a "Pre-Release" that
is subject to the restrictions of the
following paragraph.
Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2
("Pre-Release").  The Depositary
may, pursuant to Section 2.5 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been
Pre-Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares  in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and agreement
from the person to whom Receipts
are to  be delivered (the
"Pre-Releasee") that the
Pre-Releasee, or its customer, (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial rights, title and
interest in such Shares or Receipts,
as the case may be, to the Depositary
in its capacity as such and for the
benefit of the Owners, and (iii) will
not take any action with respect to
such Shares or Receipts, as the case
may be, that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security, (c) terminable
by the Depositary on not more than
five (5) business days notice, and (d)
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares not deposited but
represented by American Depositary
Shares outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent (30%)
of the Shares deposited under the
Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
reasonably  appropriate, and may,
with the prior written consent of the
Company, change such limit for
purposes of general application.  The
Depositary will also set Dollar limits
with respect to Pre-Release
transactions to be entered into under
the Deposit Agreement with any
particular Pre-Releasee on a
case-by-case basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the
Pre-Releasee's obligations to the
Depositary in connection with a
Pre-Release transaction, including
the Pre-Releasee's obligation to
deliver Shares or Receipts upon
termination of a Pre-Release
transaction (and shall not, for the
avoidance of doubt, constitute
Deposited Securities under the
Deposit Agreement).
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument
under the laws of the State of New
York; provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the "Commission").
Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any notices, reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also, upon written
request, send to Owners of Receipts
copies of such notices, reports and
communications when furnished by
the Company pursuant to the Deposit
Agreement.  Any such notices,
reports and communications,
including any such proxy soliciting
material, furnished to the Depositary
by the Company shall be furnished in
English to the extent, required by
any applicable rules and regulations
of the Commission.
The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement the
Deposited Securities or the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary or,
on its behalf, its agent receives any
cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will or
shall cause its agent to, as promptly
as practicable after the receipt
thereof, subject to the terms of
Section 4.5 of the Deposit
Agreement and Article 13 hereof,
convert such dividend or distribution
into dollars and will, as promptly as
practicable, distribute the amount
thus received (net of the fees of the
Depositary as provided in Section
5.9 of the Deposit Agreement, if
applicable) to the Owners entitled
thereto, in proportion to the number
of American Depositary Shares
representing such Deposited
Securities held by them respectively,
provided, however, that in the event
that the Company or the Depositary
is required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
Subject to the provisions of
Sections 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in Sections
4.1, 4.3 or 4.4 of the Deposit
Agreement, the Depositary shall, as
promptly as practicable after receipt
thereof, cause the securities or
property received by it to be
distributed to the Owners of Receipts
entitled thereto, in proportion to the
number of American Depositary
Shares representing such Deposited
Securities held by them respectively,
in any manner that the Depositary
may reasonably deem equitable and
practicable for accomplishing such
distribution; provided, however, that
if in the reasonable opinion of the
Depositary such distribution cannot
be made proportionately among the
Owners of Receipts entitled thereto,
or if for any other reason the
Depositary reasonably deems such
distribution not to be feasible, the
Depositary, after consultation with
the Company, may adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the securities
or property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees and
expenses of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash; provided further
that no distribution to Owners
pursuant to Section 4.2 of the
Deposit Agreement shall be
unreasonably delayed by any action
of the Depositary or any of its
agents.  To the extent such securities
or property or the net proceeds
thereof are not distributed to Owners
as provided in Section 4.2 of the
Deposit Agreement, the same shall
constitute Deposited Securities and
each American Depositary Share
shall thereafter also represent its
proportionate interest in such
securities, property or net proceeds.
If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and
shall if the Company shall so
request, distribute, as promptly as
practicable, to the Owners of
outstanding Receipts entitled thereto,
in proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them respectively,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of fees and expenses of the
Depositary as provided in Section
5.9 of the Deposit Agreement.  In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary shall sell the amount of
Shares represented by the aggregate
of such fractions and distribute the
net proceeds, all in the manner and
subject to the conditions described in
Section 4.1 of the Deposit
Agreement; provided, however, that
no distribution to Owners pursuant to
Section 4.3 of the Deposit
Agreement shall be unreasonably
delayed by any action of the
Depositary or any of its agents.  If
additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
reasonably deems necessary and
practicable to pay any such taxes or
charges and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes and charges to the Owners
entitled thereto in proportion to the
number of American Depositary
Shares held by them respectively, all
in accordance with the applicable
provisions of the Deposit
Agreement, including those
provisions in respect of withholding
taxes and set forth in Section 4.1
thereof.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
reasonable judgment of the
Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted, as
promptly as possible, by sale or in
any other manner that it may
reasonably determine, such foreign
currency into Dollars, and such
Dollars shall be promptly distributed
to the Owners entitled thereto or, if
the Depositary shall have distributed
any warrants or other instruments
which entitle the holders thereof to
such Dollars, then to the holders of
such warrants and/or instruments
upon surrender thereof for
cancellation.  Such distribution may
be made upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
reasonable expenses of conversion
into Dollars incurred by the
Depositary as provided in Section
5.9 of the Deposit Agreement.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall promptly file such
application for approval or license, if
any, as it may deem desirable.
If at any time the Depositary
shall determine that in its reasonable
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible in whole
or in part on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license
of any government or agency thereof
which is required for such
conversion is denied or in the
reasonable opinion of the Depositary
is not obtainable, or if any such
approval or license is not obtained
within a reasonable period as
determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its reasonable discretion may hold
such foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same.
14.	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall, after consultation
with the Company, have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available in Dollars
to such Owners or, if by the terms of
such rights offering or, for any other
reason, the Depositary can neither
make such rights available to any
Owners nor dispose of such rights
and make the net proceeds available
to such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines, after
consultation with the Company, in its
reasonable discretion that it is lawful
and feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may, and, at the request
of the Company, shall, distribute, to
any Owner to whom it determines
the distribution to be lawful and
feasible, in proportion to the number
of American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
In circumstances in which
rights would otherwise not be
distributed, if an Owner requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement, the
Depositary will make as promptly as
practicable such rights available to
such Owner upon written notice
from the Company to the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to be exercised and (b) such
Owner has executed such documents
as the Company has determined in its
sole discretion are reasonably
required under applicable law.
If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
and expenses of the Depositary and
any other charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited as
promptly as practicable, pursuant to
Section 2.2 of the Deposit
Agreement, and shall, as promptly as
practicable, pursuant to Section 2.3
of the Deposit Agreement, execute
and deliver Receipts to such Owner.
In the case of a distribution pursuant
to the second paragraph of this
Article, such Receipts shall be
legended in accordance with
applicable U.S. laws, and shall be
subject to the appropriate restrictions
on sale, deposit, cancellation, and
transfer under such laws.
If the Depositary determines
in its reasonable discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it shall use its reasonable
efforts to, as promptly as practicable,
sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees and expenses of the Depositary
as provided in Section 5.9 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to Owners or are
registered under the provisions of
such Act provided, that nothing in
the Deposit Agreement shall create
any obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
15.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date,
which date shall (x) to the extent
practicable be the same date as the
record date fixed by the Company, if
any, or (y) if different from the
record date fixed by the Company as
near as practicable to the record  date
fixed by the Company (a) for the
determination of the Owners of
Receipts who shall be (i) entitled to
receive such dividend, distribution or
rights or the net proceeds of the sale
thereof, (ii) entitled to give
instructions for the exercise of voting
rights, if any, at any such meeting or
(iii) receive information as to such
meeting, (b) on or after which each
American Depositary Share will
represent the changed number of
Shares or (c) for any other reason,
subject to the provisions of the
Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
Subject to Section 3.4 of the
Deposit Agreement, upon receipt of
notice of any meeting or solicitation
of consents or proxies of holders of
Shares or other Deposited Securities
the Depositary shall, as soon as
practicable thereafter and unless
otherwise instructed by the Company
in writing, mail to the Owners a
notice, the form of which notice shall
be in the reasonable discretion of the
Depositary, which shall contain (a)
such information as is contained in
such notice of meeting, received by
the Depositary from the Company
(or, if requested and provided by the
Company, an English translation or
English summary of such
information), (b) a statement that the
Owners as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of Swiss law, the Articles
of Association of the Company and
the provisions of the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that such instructions may
be given or deemed given in
accordance with the last sentence of
this paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner on
such record date, received on or
before the date established by the
Depositary for such purpose, (the
"Instruction Date") the Depositary
shall endeavor, in so far as
practicable, (i) to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request and (ii) subject
to any requirements the Depositary
and the Company may establish to
provide the documentation necessary
to enable such Owner to attend such
meeting in accordance with such
request.  The Depositary shall not,
and shall ensure that each of the
Custodians does not, vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's Receipts
on or before the Instruction Date, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company
to vote such Deposited Securities,
provided, that no such instruction
shall be given with respect to any
matter as to which the Company
informs the Depositary (and the
Company agrees to provide such
information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.
There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, after
consultation with the Company, and
shall if the Company shall so
request, execute and deliver
additional Receipts as in the case of
a dividend in Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.  If requested in
writing by the Company, upon
occurrence of any such change,
conversion or exchange covered by
Section 4.8 of the Deposit
Agreement in respect of Deposited
Securities, the Depositary shall give
notice thereof in writing to all
Owners, at the Company's expense
(unless otherwise agreed by the
Company and the Depositary).
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or Beneficial
Owner, if by reason of any provision
of any present or future law of the
United States, Switzerland or any
other country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of the
Articles of Incorporation of the
Company, or the Deposited
Securities, or by reason of any
provision of any securities issued or
distributed by the Company or any
offering or distribution thereof, or by
reason of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject to any
civil or criminal penalty on account
of doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or the Company nor
any of their respective directors,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.1, 4.2, or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.4
of the Deposit Agreement, or for any
other reason, the Depositary is
prevented or prohibited from making
such distribution or offering
available to Owners of Receipts, or
the Depositary is prevented or
prohibited from disposing of such
distribution or offering on behalf of
such Owners and making the net
proceeds available to such Owners,
then the Depositary, after notifying
the Company, shall not make such
distribution or offering, and shall
allow any rights, if applicable, to
lapse.  Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owner, except
that they agree to perform their
obligations specifically set forth in
the Deposit Agreement without
negligence or bad faith.  The
Company agrees to indemnify the
Depositary, its directors, employees,
agents and affiliates and any
Custodian ("Indemnified Person")
against, and hold each of them
harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
acts performed or omitted, in
accordance with the provisions of the
Deposit Agreement and of the
Receipts, as the same may be
amended, modified or supplemented
from time to time, (i) by an
Indemnified Person, except for any
liability or expense arising out of the
negligence or bad faith of it except to
the extent that such liability or
expense arises out of information
relating to the Depositary or a
Custodian, as applicable, furnished
in writing to the Company by the
Depositary and not materially
changed or altered by the Company,
or (ii) by the Company or any of its
directors, employees, agents and
affiliates. The Depositary shall not
be subject to any liability with
respect to the validity or worth of the
Deposited Securities.  Neither the
Depositary nor the Company shall be
under any obligation to appear in,
prosecute or defend any action, suit,
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  Neither the Depositary
nor the Company shall be
responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary. No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
the Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary without the
consent of the Owners or Beneficial
Owners of Receipts in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner and
Beneficial Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt or
interest therein, to consent and agree
to such amendment and to be bound
by the Deposit Agreement as
amended thereby.  In no event shall
any amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, will be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds and such
other cash.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for obligations under Section 5.8 of
the Deposit Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.
23.	DISCLOSURE OF
BENEFICIAL OWNERSHIP.
The Swiss Stock Exchange
Act currently requires that
shareholders and groups of
shareholders acting in concert who
reach, exceed or fall below the
thresholds of 5%, 10%, 20%, 33 1/3,
50% or 66 2/3 of the voting rights of
a Swiss listed corporation must
notify the corporation and the Swiss
exchange  on which such shares are
listed of such holdings, whether or
not the voting rights can be
exercised.  Each Owner or Beneficial
Owner of a Receipt agrees to comply
with all applicable provisions of
Swiss law as in effect from time to
time with respect to the notification
to the Company and such Swiss
exchange (currently the Swiss
Exchange SWX) (Schweizer
Borse/Bourse Suisse) of such
Owner's or Beneficial Owner's
interest in Shares, including any
provision requiring such Owner or
Beneficial Owner to disclose within
a prescribed period the reaching,
exceeding or falling below the
thresholds of 5%, 10%, 20%, 33 1/3,
50% or 66 2/3 of the voting rights of
the Shares, as if such Owner or
Beneficial Owner were an owner of
the Shares represented by the ADSs
evidenced by the Receipt or Receipts
owned by such Owner or Beneficial
Owner.
The Depositary agrees to use
its reasonable efforts to comply with
any written instructions received
from the Company requesting that
the Depositary send requests to
Owners in connection with the
foregoing and to forward any
responses to the Company.  If the
Company requests information from
the Depositary or the Custodian, as
the case may be, shall be limited to
disclosing to the Company such
information relating to the Shares in
question as has in each case been
recorded by it pursuant to the terms
of the Deposit Agreement.
24.	ASTRAZENECA
SYNGENTA ADSS.
In the event the Company
offers, during the first 10 trading
days after completion of the
Combination, to repurchase Shares
received by AstraZeneca
shareholders (an "Offer"), if
requested in writing by the
Company, the Depositary shall make
such Offer available to Owners of
AstraZeneca Syngenta ADSs.
If the Offer has been made
available to Owners of AstraZeneca
Syngenta ADSs, upon surrender of
such Owners AstraZeneca Syngenta
ADSs and upon instruction from
such Owner to the Depositary to
accept such Offer, then upon
payment of the fees and expenses of
the Depositary pursuant to Section
5.9 of the Deposit Agreement, the
Depositary shall cancel such
AstraZeneca Syngenta ADSs and
deliver the underlying Shares to the
Company in accordance with the
terms of the Offer. Upon receipt of
the purchase price from the
Company, the Depositary, subject to
the provisions of Section 4.5 of the
Deposit Agreement, shall distribute
the amount thus received (net of the
expenses of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) to the Owners
entitled thereto.
The Depositary shall have no
liability to any Owner or holder of
any AstraZeneca Syngenta ADSs for
any action or nonaction by it in
connection with Section 4.12 of the
Deposit Agreement.


(..continued)



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Syngenta - Receipt 424(b)(3) (5)